12. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Sep. 30, 2018
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	2018	2017

Loss before income taxes	$(826,840)	$(1,283,440)

Expected income tax recovery	$(247,000)	$(306,000)
Permanent differences	19,000	-
Share issue costs	(14,000)	(16,000)
Change in unrecognized deductible temporary differences	242,000	322,000
Total deferred income tax (recovery) expense	$-	$-